FIRST US BANCSHARES, INC.

Investor Presentation

As of March 31, 2019

Forward-Looking Statements

This presentation of First US Bancshares, Inc. ("FUSB") contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB's senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by FUSB with the Securities and Exchange Commission (the "SEC"), including FUSB's most recent Annual Report on Form 10-K, and forward-looking statements contained in this presentation or in other public statements of FUSB or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, growth and earnings potential and expansion, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in the market areas served by First US Bank (the "Bank") and Acceptance Loan Company ("ALC"), market conditions and investment returns, the availability of quality loans in the Bank's and ALC's service areas, the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets and collateral values. With respect to statements relating to FUSB's acquisition of The Peoples Bank, these factors include, but are not limited to, difficulties, delays and unanticipated costs in integrating the organizations' businesses or realized expected cost savings and other benefits; business disruptions as a result of the integration of the organizations, including possible loss of customers; diversion of management time to address acquisition-related issues; and changes in asset quality and credit risk as a result of the acquisition. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Presentation Disclosure

This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation.

Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date.

This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States ("non-GAAP financial measures"), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See Appendix B to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures.

Contents

First US Bancshares, Inc.

Corporate Profile

- Bank holding company headquartered in Birmingham, AL
  - Traces roots back to 1952
  - Headquartered in Birmingham, AL since September 2017
  - Name changed to First US Bancshares, Inc. in October 2016 (previously, United Security Bancshares, Inc.)
  - Nasdaq ticker symbol changed to FUSB in October 2016 (previously, USBI)
  - Classified as a "Smaller Reporting Company" under SEC rules

- 2 primary operating segments:
  - First US Bank – full-service community bank in Alabama, Tennessee and Virginia (20 branches)
    - On 8/31/18, FUSB acquired The Peoples Bank (TPB) and merged TPB into First US Bank
  - Acceptance Loan Company (ALC) – consumer finance company in Alabama and Mississippi (21 offices) + indirect lending through retailers in 10 states

FIRST US BANCSHARES, INC.

Corporate Profile

Headquarters:	Birmingham, AL	Exchange:	NASDAQ: FUSB
Branches:	20 Bank, 21 ALC	Stock Price:	$10.00
Total Assets:	$795 million	Price to TBV:	87.1%
Net Loans:	$503 million	Market Cap:	$63.04 million
Total Deposits:	$703 million	Annual Dividend:	$0.08
Tangible Book Value:	$11.48 per share	Dividend Yield:	0.80%

Information as of 3/31/19

First US Bank – Branch Location Map

S&P Global
Market Intelligence



Clarksville
Kingsport
Bristol
Johnson City
Nashville
Winston-
Knoxville
Jonesboro
Murfreesboro
Jackson
Asheville
Charlotte
Chattanooga
Greenville
Huntsville
Athens
Columbia
Atlanta
SOUTH CAROLINA
Starkville
Birmingham
Augusta
Tuscaloosa
MISSISSIPPI
MISSISSIPPI
ALABAMA
Macon
North
Warner Robins
Montgomery
Columbus
Savannah
Albany
N
Hattiesburg
Dothan
esri

January 29, 2019

Acceptance Loan Company – Branch Location Map

S&P Global
Market Intelligence



ARKANSAS
Little Rock
Chattanooga
Huntsville
Athens
Atlanta
Birmingham
Starkville
Tuscaloosa
MISSISSIPPI
MISSISSIPPI
ALABAMA
Macon
Monroe
Columbus
Warner Robins
Montgomery
Albany
Alexandria
Hattiesburg
Dothan
Valdosta
LOUISIANA
Mobile
Baton Rouge
Biloxi
Gulfport
Pensacola
Tallahassee
Lafayette
esri

January 29, 2019

Our Culture

An Experienced Management Team



James F. House, President and Chief Executive Officer

- Veteran banker with SouthTrust Bank for 31 years
- Business consultant from 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues
- Florida Division President with BankTrust from 2009 to 2011
- Tenure at FUSB began in November 2011



Thomas S. Elley, Chief Financial Officer

- CPA holding various positions with Deloitte & Touche LLP for 13 years
- Held previous banking positions with Regions Financial Corporation, Iberiabank Corporation and SouthTrust Corporation
- Background in public company audits, Sarbanes-Oxley and internal control over financial reporting
- Tenure at FUSB began October 2013



Andrew C. Bearden, Jr., Chairman of the Board of Directors

- CPA offering consulting services through BEACO Consulting, LLC
- Served Peoples BancTrust Co., Inc. in Selma, Alabama as CFO and COO; and BankTrust in Mobile, Alabama as COO
- Wide range of accounting, financial, capital markets, risk assessment and other executive management experience and skills
- FUSB Director since 2009

Our Culture
Committed to Sound Credit Policies

- $78 million reduction in classified assets since 2011
- Nonperforming assets reduced from peak of $47 million to $3.1 million as of 3/31/19
- Nonperforming assets as a % of Total Assets reduced from 5.73% as of 12/31/11 to 0.39% as of 3/31/19

Total Classified Assets



$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Thousands

	Dec 31 2011	Dec 31 2012	Dec 31 2013	Dec 31 2014	Dec 31 2015	Dec 31 2016	Dec 31 2017	Dec 31 2018	Mar 31 2019
OREO	$16,774	$13,286	$9,310	$7,735	$6,038	$4,858	$3,792	$1,505	$1,222
ALC - Nonperforming Loans	$3,995	$1,837	$1,854	$1,905	$1,657	$1,899	$1,916	$1,229	$1,115
Bank - Substandard Loans	$62,716	$65,403	$43,005	$15,369	$5,013	$3,329	$1,638	$4,267	$3,467
Nonperforming Assets as % of Total Assets	5.73%	6.78%	3.78%	2.50%	1.59%	1.20%	0.95%	0.54%	0.39%

Our Culture

Building a Diversified Loan Portfolio

- First US Bank
  - Growth driven by expansion into larger metropolitan markets, including the TPB merger
  - Maintaining adherence to credit standards
  - Annualized average yield Q1 2019 of 5.30%, compared to 4.85% FYE 2018
- ALC
  - Continued shift to indirect lending – lower yield, but lower losses
  - Moving traditional consumer lending up the credit spectrum
  - Annualized average yield Q1 2019 of 17.15%, compared to 17.61% FYE 2018



Loan Volume
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Thousands

	Dec 31 2012	Dec 31 2013	Dec 31 2014	Dec 31 2015	Dec 31 2016	Dec 31 2017	Dec 31 2018	Mar 31 2019
Bank - Net Loans	$265,791	$233,453	$187,500	$173,735	$237,242	$254,682	$414,430	$403,858
ALC - Net Loans	$71,609	$67,474	$72,016	$81,697	$85,530	$91,439	$100,437	$98,902
FUSB - Net Loans	$337,400	$300,927	$259,516	$255,432	$322,772	$346,121	$514,867	$502,760

Our Culture
First US Bank – Building a Diversified Portfolio

- C&I and Real Estate enhance diversification
- Stay within our core competencies
- Focus on C&I loans with strong cash flows
- Limited real estate development loans (primarily those acquired through the TPB merger)
- Growth from the TPB merger concentrated in real estate portfolio


Thousands
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0

	Direct Consumer	Commercial & Industrial	Real Estate	Total Loan Portfolio
12/31/15	$7,436	$29,377	$138,400	$175,213
12/31/16	$6,206	$57,963	$175,700	$239,869
12/31/17	$5,217	$69,969	$182,317	$257,503
12/31/18	$6,927	$85,779	$324,790	$417,496
03/31/19	$6,484	$87,865	$312,572	$406,921

Our Culture
ALC - Enhancing Diversification with Focus on Indirect Sales

- Indirect Sales – National and Regional retailers (includes RVs/campers, marine, horse trailers, cargo trailers, limited ATVs)
- Branch Retail – Local retailers managed through branch network
- Direct Consumer – Installment lending through branch network
- Real Estate – Discontinued in 2012 – now in runoff mode



$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Thousands

	Real Estate	Direct Consumer	Branch Retail	Indirect Sales	Total Loan Portfolio
12/31/15	$17,233	$38,198	$29,452	$8,481	$93,364
12/31/16	$13,724	$36,413	$27,405	$17,370	$94,912
12/31/17	$10,801	$34,083	$26,434	$28,637	$99,955
12/31/18	$7,785	$31,656	$28,324	$40,609	$108,374
03/31/19	$7,058	$29,808	$27,066	$42,280	$106,212

Poised for Growth

Share Price vs. Tangible Book Value (87% as of 3/31/2019)



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
11.09
11.40
11.46
11.63
12.15
12.45
12.56
12.76
13.00
12.62
12.91
12.80
12.53
12.41
10.79
11.48
11.13
5.48
5.36
9.89
7.29
8.47
8.84
8.05
8.92
8.90
11.11
11.22
11.65
10.85
7.95
10.00
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
First US Bancshares Stock Price
Tangible Book Value

Poised for Growth

Selected Financial Data (dollars in thousands, except per share data)

	Quarter Ended					Year Ended	
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2018	12/31/2017
Net Income	$ 1,234	$ 1,477	$ 240	$ 359	$ 414	$ 2,490	$ (411)
Diluted Net Income per Share	$ 0.18	$ 0.22	$ 0.03	$ 0.06	$ 0.06	$ 0.37	$ (0.07)
Return on Average Assets (annualized)	0.63%	0.74%	0.14%	0.23%	0.27%	0.36%	(0.07)%
Return on Average Tangible Common Equity (annualized) (1)	7.01%	8.52%	1.30%	1.91%	2.21%	3.40%	(0.52)%
Net Interest Margin	5.17%	5.27%	5.25%	5.31%	5.24%	5.27%	5.08%
Efficiency Ratio (2)	81.0%	77.6%	87.6%	86.8%	86.4%	84.3%	86.1%
Loans to Deposits Ratio	71.5%	73.1%	72.6%	66.9%	67.4%	73.1%	66.9%
Total Assets	$ 795,334	$ 791,939	$ 802,595	$ 634,036	$ 627,319	$ 791,939	$ 625,581
Tangible Book Value per Common Share (1)	$ 11.48	$ 11.13	$ 10.79	$ 12.41	$ 12.41	$ 11.13	$ 12.53

(1) Calculations of tangible balances and measures are included in Appendix B
(2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Poised for Growth – A Favorable Geographic Footprint

S&P Global
Market Intelligence



Springfield
Cape Girardeau
Bowling Green
Clarksville
Nashville
Murfreesboro
Jonesboro
Jackson
Knoxville
Kingsport
Johnson City
Asheville
Blacksburg
Roanoke
Lynchburg
Winston-Salem
Greensboro
Charlotte
Little Rock
Chattanooga
Huntsville
Greenville
Columbia
Athens
Atlanta
Birmingham
Starkville
Tuscaloosa
Augusta
Macon
Warner Robins
North Charleston
Charleston
Shreveport
Monroe
Montgomery
Columbus
Savannah
Alexandria
Hattiesburg
Albany
Dothan
Mobile
Valdosta
Baton Rouge
Gulfport
Biloxi
Pensacola
Tallahassee
Jacksonville
Lake Charles
Lafayette
Gainesville
Palm Coast

<u>Potential Markets for Growth</u>

- Alabama:
  - Auburn
  - Dothan
  - Huntsville
  - Montgomery
- Florida:
  - Destin
  - Panama City
  - Pensacola
- Georgia:
  - Athens
  - Atlanta
  - Augusta
  - Columbus
  - Macon
- Mississippi:
  - Hattiesburg
  - Jackson
  - Meridian
- South Carolina:
  - Greenville
- Tennessee:
  - Chattanooga
  - Memphis
  - Nashville

Poised for Growth
Liquidity and Balance Sheet Management

- Strong Liquidity Position
  - Liquidity Ratio: 24.0% at 3/31/19, 23.2% at 12/31/18
  - (Cash + Securities + Fed Fund Sold – Pledged Securities) / Total Liabilities

- Limited Use of Wholesale Funds
  - Net Non-Core Funding Dependence: 1.3% at 3/31/19, 3.8% at 12/31/18
  - (Non-core Liabilities – Short-term Investments) / Long-term Assets

- Significant Runway for Loan Growth
  - Loans-to-Deposits Ratio: 71.5% at 3/31/19, 73.1% at 12/31/18

- Room to Improve Balance Sheet Efficiency
  - Cash levels and Investment Portfolio allow for significant loan growth without additional liability funding
  - Ability to manage deposit costs

What We've Done

Achievement of 2018 Strategic objectives

- ☑ Successful acquisition and integration of The Peoples Bank
- ☑ Lease-up of the Bank's Pump House Plaza office complex in Birmingham
- ☑ Continued growth in existing metropolitan markets
- ☑ Mortgage Division growth
- ☑ Continued deployment of enhanced technology

What We've Done

Successful Expansion through Acquisition of The Peoples Bank

- Acquisition Date: August 31, 2018
  - $155 million in earning assets and $140 million in deposits
  - 4 branches in Tennessee and southwest Virginia
  - Provides a foothold in the vibrant Knoxville, TN market
  - Access to low-cost deposits in southwest Virginia
- Re-leveraged the balance sheet
  - Tangible Common Equity / Tangible Assets: 9.21% as of 3/31/19, from 11.93% as of 6/30/18
- Significant Earnings Improvement from improved scale and upgrade of earning assets mix
  - ROAA: 0.63% as of 3/31/19, from 0.23% as of 6/30/18
- On pace for earn-back of tangible book dilution in approximately 2 years
  - TBV dilution was $1.62 during quarter of acquisition (Q3 2018)
  - TBV increased $0.69, or 42.6% of dilution, during six months from 9/30/18 to 3/31/19

What We've Done

Successful Organic Expansion in Birmingham

- Loan Production Office Opened April 2016
- Constructed "Pump House Plaza" office complex
  - Moved corporate headquarters in Q3 2017
  - Includes 1,200 square foot branch
- Loan growth: $72.9 million in Birmingham since 2016
- Deposit growth: $63.9 million in Birmingham since opening branch in August 2017
- Lease commenced on all remaining unused Pump House Plaza space in Q4 2018
  - Non-interest revenue of $800,000+ expected annually
- Bank Operations Center remains in Thomasville, AL


FIRST US | BANK



What We've Done
Established New Loan Production Office in Mobile

Rob Downing
Senior Vice President,
Commercial Lending



- Opened April 2019
- Mobile banking veteran Rob Downing tapped to lead
- Will augment commercial lending efforts in Southwest Alabama
- 95 miles from Thomasville, AL
- Second largest city and third largest MSA in the state of Alabama
- Median income $46,021

What We've Done

Established Mortgage Division in 2017

- Key entry point in new markets
- Secondary market fees earned
  - $103,000 in Q1 2019
  - $507,000 in 2018
  - $211,000 in 2017
- 4 mortgage lenders as of 3/31/19
  - 2 in Birmingham, 1 in Knoxville, 1 in Southwest Alabama
- Relationships established with 6 wholesale lenders
- Offering conventional, FHA, VA and USDA products
- Promote and develop Bank portfolio and HELOC products

What We've Done

Modernized Technology While Maintaining Cost Discipline

- Cost neutral positioning maintained while redeploying dollars to rebuild infrastructure and expand product offerings
- Increased expense in 2018 due to addition of The Peoples Bank
- ALC adds substantial expense, but with the benefits of higher yield and superior diversification

Non-Interest Expense



$35,000
$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
Thousands

	FYE 2012	FYE 2013	FYE 2014	FYE 2015	FYE 2016	FYE 2017	FYE 2018
All Other Non-interest expense	$382	$35	$134	$897	$1,070	$829	$756
ALC Non-interest expense	$10,734	$10,303	$9,953	$9,909	$9,588	$9,524	$9,770
Bank Non-interest expense	$21,368	$20,464	$18,508	$17,571	$17,837	$18,096	$21,791
Total Non-interest expense	$32,484	$30,802	$28,595	$28,377	$28,495	$28,449	$32,317
Core Non-interest expense*	$26,293	$27,681	$27,518	$27,350	$27,776	$27,911	$30,453

*Core non-interest expense excludes OREO/Foreclosure-related and acquisition-related expenses

Where We're Headed
2019 and Beyond

- ❑ Protect our Core Values: Ethical Conduct, Responsiveness, Professionalism, Stewardship
- ❑ Increase Shareholder Value
- ❑ Improve Customer Satisfaction
- ❑ Enhance Digital Bank Offerings
- ❑ Take Advantage of Strong Positioning for Growth Organically or through Acquisition

Appendix A

2018 Financial Highlights

- 2018 organic loan growth
  - $21.8 million, or 6.2%
  - Bank: $12.8 million organic growth
  - ALC: $9.0 million organic growth, generated through indirect point-of-sale retail opportunities
  - Annualized yield on interest-earning assets: 6.11% in Q4 2018, compared to 5.65% in Q4 2017

- 2018 organic deposit growth
  - $34.7 million, or 6.8% (excluding wholesale deposits)
  - Annualized rate on interest-bearing liabilities: 1.02% in Q4 2018, compared to 0.69% in Q4 2017
  - Majority of organic deposit growth coming from Birmingham Pump House Plaza branch

Appendix A
2018 Financial Highlights

- Non-interest income
  - Increase of 18.8% comparing 2018 to 2017
  - Primary driver: settlement of derivative contracts during Q3 2018 that resulted in a pre-tax gain of approximately $1.0 million
- Non-interest expense
  - Increase of 13.6% comparing 2018 to 2017
  - Non-recurring acquisition-related expenses of approximately $1.6 million
  - $0.4 million increase in occupancy-related expenses from Pump House Plaza (expected to be fully offset with lease revenue in 2019)
  - $1.4 million increase in salaries and benefits expenses due to addition of TPB employees, merit and routine cost of living salary increases
- Effective tax rate of 26.6% in 2018, compared to 115.7% in 2017
  - 2018 rate impacted by certain non-deductible acquisition-related expenses
  - 2017 rate impacted by $2.5 million non-cash charge to adjust deferred tax assets under Tax Reform

Selected Balance Sheet Information
Quarterly Comparison (dollars in thousands)

	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Investment Securities	$ 148,025	$ 153,949	$ 159,496	$ 165,740	$ 181,942
Loans, Net of Allowance for Loan and Lease Losses	$ 502,760	$ 514,867	$ 519,822	$ 355,529	$ 353,805
OREO	$ 1,222	$ 1,505	$ 1,489	$ 2,181	$ 3,343
Total Assets	$ 795,334	$ 791,939	$ 802,595	$ 634,036	$ 627,319
Deposits	$ 703,361	$ 704,725	$ 715,761	$ 531,428	$ 525,273
Total Shareholders' Equity	$ 81,573	$ 79,437	$ 77,470	$ 75,634	$ 75,525
Total Liabilities and Shareholders' Equity	$ 795,334	$ 791,939	$ 802,595	$ 634,036	$ 627,319

Income Statements
Quarterly Comparison (dollars in thousands, except per share data)

	Quarter Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Total Interest Income	$ 10,813	$ 11,177	$ 9,452	$ 8,390	$ 8,119
Total Interest Expense	1,640	1,533	1,124	888	805
Net Interest Income	$ 9,173	$ 9,644	$ 8,328	$ 7,502	$ 7,314
Provision for Loan and Lease Losses	400	473	789	702	658
Net Interest Income After Provision for Loan and Lease Losses	$ 8,773	$ 9,171	$ 7,539	$ 6,800	$ 6,656
Total Non-Interest Income	1,265	1,158	2,112	1,132	1,140
Total Non-Interest Expense	8,453	8,382	9,142	7,492	7,301
Income Before Income Taxes	$ 1,585	$ 1,947	$ 509	$ 440	$ 495
Provision for Income Taxes	351	470	269	81	81
Net Income	$ 1,234	$ 1,477	$ 240	$ 359	$ 414
Basic Net Income per Share	$ 0.19	$ 0.23	$ 0.04	$ 0.06	$ 0.07
Diluted Net Income per Share	$ 0.18	$ 0.22	$ 0.03	$ 0.06	$ 0.06
Dividends per Share	$ 0.02	$ 0.02	$ 0.02	$ 0.02	$ 0.02

Selected Balance Sheet Information
Annual Comparison (dollars in thousands)

	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Investment Securities	$ 153,949	$ 180,150	$ 207,814	$ 231,202	$ 234,086
Loans, Net of Allowance for Loan and Lease Losses	$ 514,867	$ 346,121	$ 322,772	$ 255,432	$ 259,516
OREO	$ 1,505	$ 3,792	$ 4,858	$ 6,038	$ 7,735
Total Assets	$ 791,939	$ 625,581	$ 606,892	$ 575,782	$ 572,609
Deposits	$ 704,725	$ 517,079	$ 497,556	$ 479,258	$ 483,659
Total Shareholders' Equity	$ 79,437	$ 76,208	$ 76,241	$ 77,030	$ 75,162
Total Liabilities and Shareholders' Equity	$ 791,939	$ 625,581	$ 606,892	$ 575,782	$ 572,609

Income Statements
Annual Comparison (dollars in thousands, except per share data)

	Year Ended				
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Total Interest Income	$ 37,138	$ 31,100	$ 30,155	$ 29,897	$ 31,361
Total Interest Expense	4,350	2,706	2,271	2,289	2,553
Net Interest Income	$ 32,788	$ 28,394	$ 27,884	$ 27,608	$ 28,808
Provision for Loan and Lease Losses	2,622	1,987	3,197	216	(74)
Net Interest Income After Provision for Loan and Lease Losses	$ 30,166	$ 26,407	$ 24,687	$ 27,392	$ 28,882
Total Non-Interest Income	5,542	4,666	5,201	4,531	5,091
Total Non-Interest Expense	32,317	28,449	28,495	28,377	28,595
Income Before Income Taxes	$ 3,391	$ 2,624	$ 1,393	$ 3,546	$ 5,378
Provision for Income Taxes	901	3,035	169	951	1,829
Net Income	$ 2,490	$ (411)	$ 1,224	$ 2,595	$ 3,549
Basic Net Income (Loss) per Share	$ 0.40	$ (0.07)	$ 0.20	$ 0.42	$ 0.58
Diluted Net Income (Loss) per Share	$ 0.37	$ (0.07)	$ 0.19	$ 0.41	$ 0.57
Dividends per Share	$ 0.08	$ 0.08	$ 0.08	$ 0.08	$ 0.03

Capital Ratios

Re-leveraged through The Peoples Bank acquisition

	Common Equity Tier 1 Capital	Risk-based Capital	Tier 1 Leverage
December 31, 2016	19.01%	20.26%	12.27%
December 31, 2017	18.41%	19.60%	11.89%
December 31, 2018	12.62%	13.53%	8.96%
March 31, 2019	12.81%	13.69%	9.22%
Well-Capitalized	6.50%	10.00%	5.00%

- Capital ratios decreased in Q3 2018 due to acquisition of The Peoples Bank
- Tier 1 leverage increased 18 bps during Q4 2018 and 26 bps in Q1 2019
- Will continue to build capital for future growth opportunities

Appendix B

Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		Quarter Ended					Year Ended	
		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2018	12/31/2017
TANGIBLE BALANCES								
Total assets		$ 795,334	$ 791,939	$ 802,595	$ 634,036	$ 627,319	$ 791,939	$ 625,581
Less: Goodwill		7,435	7,435	7,552	—	—	7,435	—
Less: Core deposit intangible		1,749	1,877	2,005	—	—	1,877	—
Tangible assets	(a)	**$ 786,150**	**$ 782,627**	**$ 793,038**	**$ 634,036**	**$ 627,319**	**$ 782,627**	**$ 625,581**
Total shareholders' equity		$ 81,573	$ 79,437	$ 77,470	$ 75,634	$ 75,525	$ 79,437	$ 76,208
Less: Goodwill		7,435	7,435	7,552	—	—	7,435	—
Less: Core deposit intangible		1,749	1,877	2,005	—	—	1,877	—
Tangible common equity	(b)	**$ 72,389**	**$ 70,125**	**$ 67,913**	**$ 75,634**	**$ 75,525**	**$ 70,125**	**$ 76,208**
Average shareholders' equity		$ 80,600	$ 78,275	$ 76,303	$ 75,447	$ 75,824	$ 76,468	$ 78,268
Less: Average goodwill		7,435	7,551	2,517	—	—	2,548	—
Less: Average core deposit intangible		1,818	1,960	676	—	—	659	—
Average tangible shareholders' equity	(c)	**$ 71,347**	**$ 68,764**	**$ 73,110**	**$ 75,447**	**$ 75,824**	**$ 73,261**	**$ 78,268**
Net income	(d)	**$ 1,234**	**$ 1,477**	**$ 240**	**$ 359**	**$ 414**	**$ 2,490**	**$ (411)**
Common shares outstanding	(e)	**6,304**	**6,298**	**6,297**	**6,092**	**6,087**	**6,298**	**6,082**
TANGIBLE MEASUREMENTS								
Tangible book value per common share	(b)/(e)	**$ 11.48**	**$ 11.13**	**$ 10.79**	**$ 12.41**	**$ 12.41**	**$ 11.13**	**$ 12.53**
Tangible common equity to tangible assets	(b)/(a)	**9.21%**	**8.96%**	**8.56%**	**11.93%**	**12.04%**	**8.96%**	**12.18%**
Return on average tangible common equity (annualized)	(1)	**7.01%**	**8.52%**	**1.30%**	**1.91%**	**2.21%**	**3.40%**	**(0.52)%**

(1) Calculation = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders' equity (c)

FIRST US | BANCSHARES, INC.

www.firstusbank.com

Contact:
Thomas S. Elley
Chief Financial Officer
telley@firstusbank.com
205.582.1200